UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2011

Otelco Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-32362	52-2126395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Third Avenue East, Oneonta, AL 35121
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 625-3574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2011, John P. Kunz, one of the directors of Otelco Inc. (“Otelco” or the “Company”), retired from the Board of Directors of the Company (the “Board”). Mr. Kunz had been a member of the Board since the Company’s initial public offering in 2004.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on May 12, 2011. As set forth below, at the Annual Meeting, the Company’s stockholders voted on four proposals.

Proposal 1 – Election of Directors

At the Annual Meeting, the Company’s stockholders elected William Bak and Michael D. Weaver as directors of the Company for a term to expire at the Company’s 2014 Annual Meeting of Stockholders. The results of the voting were as follows:

	For	Withheld	Broker Non-Vote
William Bak	4,879,625	122,818	7,165,130
Michael D. Weaver	4,902,700	99,743	7,165,130

The following directors of the Company have terms in office that continue after the Annual Meeting: Robert E. Guth; Howard J. Haug; Stephen P. McCall; Andrew Meyers; and William F. Reddersen.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011. The results of the voting were as follows:

For	Against	Abstain	Broker Non- Vote
12,017,780	80,992	68,801	0

Proposal 3 – Advisory Vote on Compensation of Otelco’s Named Executives

At the Annual Meeting, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non- Vote
3,301,105	301,973	1,399,365	7,165,130

Proposal 4 – Advisory Vote on the Frequency of Holding Future Advisory Votes on the Compensation of Otelco’s Named Executives

At the Annual Meeting, the Company’s stockholders voted on an advisory resolution with respect to whether future advisory votes on executive compensation should occur annually, every two years or every three years. The results of the voting were as follows:

Annual	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
3,027,471	385,884	222,213	1,366,875	7,165,130

In light of these voting results, the Company has determined that it will hold an annual advisory vote on executive compensation until the next advisory vote with respect to the frequency of advisory votes on executive compensation. An advisory vote with respect to the frequency of advisory votes on executive compensation is required to be held at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTELCO INC.
(Registrant)
Date: May 13, 2011
	By:	/s/ Curtis L. Garner, Jr.
Name: Curtis L. Garner, Jr.
Title: Chief Financial Officer